UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2022

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000
Los Angeles
California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	REXR	New York Stock Exchange
5.875% Series B Cumulative Redeemable Preferred Stock	REXR-PB	New York Stock Exchange
5.625% Series C Cumulative Redeemable Preferred Stock	REXR-PC	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2022, Rexford Industrial Realty, Inc. (the "Company") held its Annual Meeting of Stockholders, at which the stockholders voted on and approved the proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in further detail in our Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on May 2, 2022.
Proposal 1. Election of directors, each to serve until the 2023 Annual Meeting of Stockholders and until a successor for each has been duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert L. Antin	144,335,996	1,646,984	34,202	2,538,603
Michael S. Frankel	142,386,157	3,554,032	76,993	2,538,603
Diana J. Ingram	138,475,580	7,508,921	32,681	2,538,603
Angela L. Kleiman	145,368,862	615,639	32,681	2,538,603
Debra L. Morris	144,877,402	1,107,099	32,681	2,538,603
Tyler H. Rose	143,510,460	2,472,939	33,783	2,538,603
Howard Schwimmer	142,386,029	3,554,169	76,984	2,538,603
Richard S. Ziman	127,810,723	17,940,382	266,077	2,538,603

Proposal 2. Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
144,791,199	3,730,452	34,134	—

Proposal 3. The advisory resolution to approve the Company's named executive officer compensation for the year ending December 31, 2021.

Votes For	Votes Against	Abstentions	Broker Non-Votes
134,587,115	11,392,117	37,950	2,538,603

Proposal 4. The advisory determination of the frequency of future advisory votes on the Company's executive compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
142,387,736	36,052	3,553,548	39,846	2,538,603
In light of the outcome of our advisory vote (the “Say-on-Frequency Vote”) on the frequency of future advisory votes (each, a “Say-on-Pay Vote”) on our executive officer compensation, we have decided to include a Say-on-Pay Vote every year in our annual meeting proxy materials until the next required Say-on-Frequency Vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
Date: June 15, 2022	By:	/s/ David E. Lanzer
David E. Lanzer General Counsel and Corporate Secretary